UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2008

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

000-50679

(Commission File Number)

Delaware	77-0487658
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, CA 94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On March 14, 2008, Corcept Therapeutics Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of 8,923,210 shares (the “Shares”) of common stock, par value $0.001, to the Purchasers at a price of $2.77 per share, and warrants (the “Warrants”) with an exercise price of $2.77 per share to purchase an aggregate of 4,461,599 shares of common stock, par value $0.001 to the Purchasers at a price equal to $0.125 per share of common stock underlying the warrant, for aggregate proceeds of approximately $25,275,000 (the “Offering”). The Company expects the Offering to close on March 25, 2008 subject to satisfaction of closing conditions. The Purchasers, who are led by Longitude Capital Management Co., LLP, have irrevocably committed to purchase the securities, subject to satisfaction of the closing conditions. Other investors participating in the offering include Paperboy Ventures LLC, Sutter Hill Ventures and Alta Partners, LLP, venture capital firms that are all significant shareholders in the Company, as well as various entities and individuals related to these firms. The Purchasers also include trusts and other entities related to members of the Company’s Board of Directors, including G. Leonard Baker, Jr., Joseph C. Cook, Jr., David L. Mahoney and James N. Wilson, and other accredited investors. Allen Andersson, a member of the Company’s board of directors, is the chairman of Paperboy Ventures, LLC. Mr. Baker is a partner and managing director of Sutter Hill Ventures. Alix Marduel, M.D., a member of the Company’s board of directors, is a managing director of Alta Partners, LLP.

In connection with the Purchase Agreement, on March 14, 2008, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 30 days of the closing of the Offering for purposes of registering the resale of the Shares, the shares of common stock issuable upon exercise of the Warrants, and any shares of common stock issued as a dividend or other distribution with respect to the Shares or shares underlying the Warrants. The Company agreed to use its best efforts to cause this registration statement to be declared effective by the SEC within 90 days after the closing of the offering (105 days in the event the registration statement is reviewed by the SEC). If the Company fails to meet either of these deadlines, fails to meet filing or effectiveness deadlines with respect to any additional registration statements required by the Registration Rights Agreement, or fails to keep any registration statements continuously effective (with limited exceptions), the Company may be obligated to pay to the holders of the shares and warrants liquidated damages in the amount of 1% per month of the purchase price for the shares and warrants, up to a maximum cap of 10%. The Company also agreed, among other things, to indemnify the selling holders under the registration statements from certain liabilities and to pay all fees and expenses (excluding underwriting discounts and selling commissions and all legal fees of any selling holder) incident to the Company’s obligations under the Registration Rights Agreement.

The financing is exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(2) the Securities Act of 1933, as amended, and Regulation D under the Securities Act of 1933, as amended.

The securities sold and issued in connection with the Purchase Agreement have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the Purchase Agreement, the Form of Warrant and the Registration Rights Agreement, copies of which will be filed as exhibits to our Annual Report on Form 10-K for the year ending December 31, 2007.

Item 3.02	Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Purchase Agreement, the Company agreed to take all necessary acts to have one designee of Longitude Capital nominated for election to the Company’s Board of Directors, in all cases subject to compliance with relevant Nasdaq rules and regulations and subject to the approval of such nominees by the Nominating and Corporate Governance Committee of the Board of Directors. Accordingly, on March 14, 2008, the Board of Directors at a special meeting unanimously approved resolutions increasing the number of Directors on the Board of Directors from nine to ten and, subject to the closing of the offering, elected Patrick G. Enright, a Managing Director of Longitude Capital, to serve on the Board of Directors commencing April 1, 2008 and until his successor is duly elected and qualified. The Board of Directors is currently considering appointing Mr. Enright to one or more of its committees comprised of independent directors.

Mr. Enright is a founder and Managing Director of Longitude Capital, focusing on investments in biotechnology. From 2002 through 2006, Mr. Enright was a Managing Director of Pequot Ventures where he co-led the life sciences investment practice. Prior to Pequot, he was a Managing Member responsible for the Delta Opportunity Fund, where he invested in privately-held and publicly-traded biotechnology companies, such as SUGEN, Inc. and Cephalon, Inc. Mr. Enright began his investment career at PaineWebber Development Corporation, a direct investment group focused primarily on biotechnology companies. Mr. Enright also has significant life sciences operations experience. He was CFO and Senior Vice President Business Development of Valentis, Inc. (now Urigen Pharmaceuticals, Inc.) and Senior Vice President Finance and Business Development of Boehringer Mannheim Pharmaceuticals (now Hoffmann-La Roche). Mr. Enright began his life sciences career 23 years ago at Sandoz (now Novartis). He currently serves on the boards of a number of privately-held companies. Mr. Enright holds an M.B.A. from the Wharton School of Business at the University of Pennsylvania and a B.S. in Biological Sciences from Stanford University.

Except as described above, Mr. Enright is not a party to any other arrangements pursuant to which he was selected as a director. Except in connection with the offering, Mr. Enright has not been involved in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount of which involved exceeds $120,000.

Item 8.01	Other Events

On March 17, 2008, the Company issued the press release attached hereto as Exhibit 99.1 regarding the transaction described in this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

99.1	Press Release of Corcept Therapeutics Incorporated dated March 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date:	March 20, 2008	By:	/s/ Joseph K. Belanoff, M. D.
Joseph K. Belanoff, M. D.
Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Corcept Therapeutics Incorporated dated March 17, 2008.